SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / /

         Pre-Effective Amendment No.                                       / /

         Post-Effective Amendment No.    11                               /X/
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT                  / /
OF 1940

         Amendment No.    12                                            /X/

                        (Check appropriate box or boxes.)

           ANALYSTS INVESTMENT TRUST - File Nos. 33-64370 and 811-7778
                                       -------------------------------

        9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio 45242
        ----------------------------------------------------------------
                (Address of Principal Executive Offices) Zip Code

       Registrant's Telephone Number, including Area Code: (513) 984-3377
                                                           --------------

                             David Lee Manzler, Jr.,
                   9200 Montgomery Road, Bldg. D, Suite 13A,
                             Cincinnati, Ohio 45242
                   -----------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

/_/ immediately upon filing pursuant to paragraph (b)
/X/ on December 1, 2000 pursuant to paragraph (b)
/_/ 60 days after filing pursuant to paragraph (a)(1)
/_/ on (date) pursuant to paragraph (a)(1)
/_/ 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 ANALYSTS GROUP
                                       OF
                                  MUTUAL FUNDS




PROSPECTUS DATED DECEMBER 1, 2000


ANALYSTS STOCK FUND
ANALYSTS INTERNET.FUND
ANALYSTS FIXED INCOME FUND







                                                              Analysts
                                                              Investment Trust
                                                              9200 Montgomery
                                                              Road, Suite 13A
                                                              Cincinnati, OH
                                                              45242 (513)
                                                              792-5400 (513)
                                                              792-5408 FAX (513)
                                                              984-2411



      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




ANALYST STOCK FUND.............................................................
ANALYST INTERNET FUND..........................................................
ANALYST FIXED INCOME FUND......................................................
COSTS OF INVESTING IN THE FUNDS................................................
HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND................................
HOW TO BUY SHARES..............................................................
HOW TO SELL SHARES.............................................................
HOW TO EXCHANGE SHARES ........................................................
SHARE PRICE CALCULATION........................................................
DIVIDENDS AND DISTRIBUTIONS....................................................
TAXES..........................................................................
MANAGEMENT OF THE FUNDS........................................................
OTHER INFORMATION ABOUT INVESTMENTS............................................
FINANCIAL HIGHLIGHTS ..........................................................
FOR MORE INFORMATION...........................................................

ANALYSTS STOCK FUND

INVESTMENT OBJECTIVE
      The investment objective of the Stock Fund is long term capital appreciation.

PRINCIPAL STRATEGIES
      The Fund will invest at least 65% of its total assets in a broad range of common stocks which the Fund's adviser, Equity Analysts Inc., believes have above average prospects for appreciation. The adviser follows a stock investment program diversified among the following categories (under normal circumstances, no more than 50% of the total assets of the Fund will be invested in any category): large capitalization (over $1 billion) domestic stocks; small (less than $500 million) and medium (between $500 million and $1 billion) capitalization domestic stocks; foreign stocks; real estate stocks; and natural resources stocks, and mutual funds which invest primarily in the above. To the extent the Fund invests in other mutual funds, you will indirectly pay some duplicative fees.

      The Fund invests in value stocks and growth stocks. The adviser defines value stocks as stocks of companies whose market price is below the intrinsic value of the stock, as calculated by the adviser. The adviser believes that a value stock can have above average prospects for appreciation. The adviser defines growth stocks as stocks of companies whose earnings growth rate the adviser believes will exceed the forecasted growth rate from the consensus of analysts' forecasts. The adviser believes that a growth stock can have above average prospects for appreciation. The adviser believes that blended value/growth, large/small capitalization, domestic/foreign strategies will result in lower volatility while maintaining above average prospects for appreciation. The Fund's adviser manages the diversification among the categories based on a fundamental analysis of market conditions and the prospects for specific categories of stocks. Within each category, specific stocks and industries are also selected based on the adviser's fundamental analysis.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Company Risk - Fund value might decrease in response to the activities and financial prospects of an individual company.

Market Risk - Fund value might decrease in response to general market and economic conditions. Volatility risk- Common stocks tend to be more volatile than other investment choices.

Foreign Risk - Changes in foreign economies and political climates can negatively affect the value of your investment in the Fund. Other factors that can reduce the value of foreign investments include changes in currency rates of exchange, reduced availability of information, different accounting standards, reduced liquidity, price volatility, and possible difficulties in enforcing contracts.


Sector Risk - If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. The Fund may have a greater concentration in technology companies and weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.


Real Estate Risk - The Fund may be subject to risks associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as decreases in real estate values, overbuilding, environmental liabilities, increases in operating costs, interest rates and/or property taxes.

Natural Resource Risk - The prices of natural resources are adversely affected by economic recessions as well as other supply and demand disruptions. Shifting demographic and consumer trends as well as new technologies can alter demand for commodities, adversely affecting revenue at natural resource companies. The prices of natural resource stocks can also be very volatile. Smaller Company Risk - In addition, the stocks of small and medium sized companies are subject to certain risks including:

     -- possible dependence on a limited product line, market, financial resources or management group
     -- less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks
     -- greater fluctuation in value than larger, more established company stocks

As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?

 The Fund may be a suitable investment for:

     -- long term investors seeking a Fund with a capital appreciation investment strategy
     --   investors willing to accept price fluctuations in their investment
     -- investors who can tolerate the greater risks associated with common stock investments

HOW THE FUND HAS PERFORMED

      The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.


                1994           - 3.20%
                1995            19.83%
                1996            14.55%
                1997            19.38%
                1998            13.83%




Annual Total Returns as of December 31, of each year*

                              ANALYSTS STOCK FUND

                            1994           - 3.20%
                            1995            19.83%
                            1996            14.55%
                            1997            19.38%
                            1998            13.83%
                            1999            18.09%


* The Stock Fund's year-to-date return as of September 30, 2000 was -1.10%.


During the period shown, the highest return for a calendar quarter was 18.34% in the fourth quarter of 1998, and the lowest return was -11.61% for the third quarter of 1998.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 12/31/99:


                           1 YEAR       5 YEARS         SINCE
                                                        INCEPTION**

The Fund                   18.09%       17.11%          14.91%
S&P 500 Index              21.04%       28.56%          22.64%

      **  August 25, 1993

ANALYSTS INTERNET.FUND

INVESTMENT OBJECTIVE
      The investment objective of the Analysts internet.fund (the "Fund") is long term growth through capital appreciation.

PRINCIPAL STRATEGIES
      Under normal circumstances at least 65% of the total assets of the Fund will be invested in common stock of U.S. and foreign Internet companies. The Internet is a global network of computers that allows users to quickly and easily share information and conduct business. Internet companies are defined as companies that derive at least 50% of revenues from the Internet, including:

--   Internet access providers
-- companies that develop software tools to access the Internet and facilitate secure Internet transactions
-- companies that manufacture personal computers and other hardware used in conjunction with the Internet
-- companies that manufacture software and other technologies used in conjunction with the Internet
--   companies engaging in electronic commerce
--   companies publishing information about the Internet
-- companies that supply information, such as games, music and video, on the Internet
--   companies that consult on the design and implementation of Internet strategies
--   and other Internet related businesses and technologies.

The types of companies that are considered "Internet companies" will change as technology and applications change.

In selecting investments for the Fund, the Fund's adviser will focus on Internet companies that are young, innovative, and emerging companies. The Fund may also invest in established companies that have successfully implemented Internet strategies, companies that have captured a leadership position in a sector using Internet technologies, and companies engaged in older technologies when the Fund's adviser believes that these companies may successfully integrate existing technology with new emerging technologies. The Fund invests in value stocks and growth stocks, although the Fund generally will be weighted more toward growth stocks. The adviser defines value stocks as stocks of companies whose market price is below the intrinsic value of the stock, as calculated by the adviser. The adviser believes that a value stock can have above average prospects for appreciation. The adviser defines growth stocks as stocks of companies whose earnings growth rate the adviser believes will exceed the forecasted growth rate from the consensus of analysts' forecasts. The adviser believes that a growth stock can have above average prospects for appreciation. The adviser believes that blended value/growth, large/small capitalization, domestic/foreign strategies will result in lower volatility while maintaining above average prospects for appreciation.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Company Risk -- Fund value might decrease in response to the activities and financial prospects of an individual company.

Market Risk -- Fund value might decrease in response to general market and economic conditions.

Volatility Risk-- Common stocks tend to be more volatile than other investment choices.

Foreign Risk -- Changes in foreign economies and political climates can negatively affect the value of your investment in the Fund. Other factors that can reduce the value of foreign investments include changes in currency rates of exchange, reduced availability of information, different accounting standards, reduced liquidity, price volatility, and possible difficulties in enforcing contracts.

Internet Concentration Risk -- The Fund is subject to special risks because the Fund concentrates its investments in Internet companies. Internet companies are subject to competitive pressures and changing demands that may have a significant effect on the financial condition of Internet companies. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, may have a material effect on the products and services of these companies. In addition, the rate of technological change is generally higher than other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence.

Smaller Company Risk -- The stocks of small and medium sized companies are subject to certain risks including:

     -- possible dependence on a limited product line, market, financial resources or management group
     -- less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks
     -- greater fluctuation in value than larger, more established company stocks.

As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?

The Fund may be a suitable investment for:

     --   long term investors seeking to diversify into Internet securities
     -- investors willing to accept significant price fluctuations in their investment
     -- investors who can tolerate the greater risks associated with Internet investments

The Fund is not a complete investment program.


HOW THE FUND HAS PERFORMED

      Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The past performance information that would otherwise appear in this prospectus has been omitted because the Fund is recently organized and has a limited performance history.

ANALYSTS FIXED INCOME FUND

INVESTMENT OBJECTIVE
      The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES
      Under normal circumstances, at least 65% of the total assets of the Fund will be invested in investment grade fixed income securities, including U.S. government obligations, securities of foreign governments, domestic or foreign corporate debt securities, preferred stocks, convertible preferred stocks, convertible bonds and debentures, repurchase agreements and mutual funds which invest primarily in the above. The adviser defines investment grade securities as securities that have a rating from Standard and Poors of BBB or higher. To the extent the Fund invests in other mutual funds, you will indirectly pay some duplicative fees. The Fund may invest in securities of all maturities. The adviser believes that a blended maturity schedule may result in lower volatility while achieving high income.

      In addition, the Fund may invest in mortgage-backed securities such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. The Fund may also invest in floating and variable rate obligations. Floating rate obligations have an interest rate that is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate that is adjusted at specified intervals to a specified interest rate.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Interest Rate Risk -- the value of your investment may decrease when interest rates rise. The longer the maturity, the more the value will decrease with an increase in interest rates.

Credit Risk -- the issuer of the fixed income security may not be able to make interest and principal payments when due.

Prepayment Risk -- the mortgage backed securities held by the Fund may be negatively affected by changes in prepayment rates on the underlying mortgages. Certain preferred stocks and callable bonds are also negatively affected by prepayment.

Foreign Risk -- Changes in foreign economies and political climates can negatively affect the value of your investment in the Fund. Other factors that can reduce the value of foreign investments include changes in currency rates of exchange, reduced availability of information, different accounting standards, reduced liquidity, price volatility, and possible difficulties in enforcing contracts.

As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?

The Fund may be a suitable investment for:

     -- long term investors seeking a fund with an income and capital preservation strategy
     -- investors seeking to diversify their holdings with bonds and other fixed income securities
     -- investors willing to accept some price fluctuations in their investments.

HOW THE FUND HAS PERFORMED
      The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

              Annual Total Returns as of December 31 of each year*


                                1994            - 6.36%
                                1995             18.13%
                                1996              6.16%
                                1997              9.19%
                                1998              1.54%
                                1999             -6.79%

                       [OBJECT OMITTED] [OBJECT OMITTED]

*The Fixed Income Fund's year-to-date return as of September 30, 2000 was 8.70%.

During the period shown, the highest return for a calendar quarter was 6.19% in the second quarter of 1995, and the lowest return was -3.44% for the fourth quarter of 1999.

      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 12/31/99:

                           1 YEAR       5 YEARS         SINCE
                                                        INCEPTION**
                           ---------    -------        ----------

The Fund                   -6.79%        5.32%           2.60%
Lehman
Intermediate Index          0.44%        6.93%           5.23%

      **August 25, 1993

COSTS OF INVESTING IN THE FUNDS:
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                  FIXED
                                                     STOCK      INTERNET.FUND     INCOME
                                                     -----      -------------     ------

SHAREHOLDER FEES
(fees paid directly from your investment)............None       None              None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
Management Fees......................................2.00%      3.00%             1.50%
Distribution Fees....................................None       None              None
Total Annual Fund Operating Expenses.................2.00%      3.00%             1.50%

EXPENSE EXAMPLE:
         The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                           1 YEAR       3 YEARS      5 YEARS        10 YEARS
                           ------       -------      -------        --------


Stock Fund                 $210         $648         $1,113            $2,396
internet.fund              $315         $962         $1,634            $3,426
Fixed Income Fund          $157         $489         $843              $1,841




HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND

      If you need additional information on how to buy, sell or exchange shares in the Fund, please contact:

Analysts Investment Trust
9200 Montgomery Road, Suite 13A
Cincinnati, Ohio 45242
(513) 792-5400
(513) 792-5402
FAX: (513) 984-2411


HOW TO BUY SHARES

INITIAL PURCHASE: The minimum initial investment for each Fund is $1,000. Due to Federal limitations, the minimum initial investment for an Education IRA is $500. You may diversify your investments by choosing a combination of any of the Funds for your investment program.

      BY MAIL - You may purchase shares of any Fund by following these steps:
--   Complete and sign an application;
--   Draft a check made payable to: Analysts Investment Trust;
-- Identify on the check and on the application the Fund(s) in which you would like to invest;
-- Mail the application, check and any letter of instruction to the above address.

      BY WIRE - You may purchase shares of any Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Fund first to open an account and obtain an account number. Your bank must then wire the specified amount according to the following instructions:


Firstar Bank/Cincinnati
ABA #0420-0001-3
DDA #48036-9362
Account #19-0086-Analysts Fixed Income Fund
Account #19-0085-Analysts Stock Fund
Account #19-0087-Analysts internet.fund
Shareholder Account Name -___________________
Shareholder Account Number - __________

      You must mail a completed application to Analysts Investment Trust after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, is not the responsibility of the Funds or the custodian bank. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

ADDITIONAL PURCHASES
      You may buy additional shares of a Fund at any time (minimum of $25) by mail or by bank wire. Each additional purchase request must contain:
--   Name of your account(s);
--   Account number(s);
--   Name of the Fund(s) in which you wish to invest.

      Checks should be made payable to "Analysts Investment Trust" and should be sent to the Analysts Investment Trust at the address indicated throughout this prospectus. A bank wire should be sent as outlined above. ACH (Automatic Clearing House) transactions should be established in advance by contacting the Fund.

      The Funds may limit the amount of purchases and reject any purchase request in whole or in part. If your check or wire does not clear, you will be responsible for any loss incurred. The Fund can sell other shares your own as reimbursement for any loss incurred.

HOW TO SELL SHARES

      You may sell shares in a Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your request for a sale should be addressed to the Analysts Investment Trust and must include:

--   Letter of instruction;
--   Fund name;
--   Account number(s);
--   Account name(s);
--   Dollar amount or the number of shares you wish to sell.

      All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

      For sales in excess of $50,000, the Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of any Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

      BY TELEPHONE - Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed to the address of record. The minimum amount that may be wired is $1,000.

      By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, the shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

      BY SYSTEMATIC WITHDRAWAL PROGRAM - Shareholders may request that a predetermined amount be sent by check, ACH or wired to them periodically, each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of instructions.

      In order to facilitate the delivery of the checks as close as possible to the end of the month, shares will be sold on the 24th day of the month or the last business day prior to the 24th day if the 24th falls on a holiday or weekend. Shares may also be sold on the fifth day of the month at the shareholder's request. A withdrawal under the Systematic Withdrawal Program involves a sale of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

      ADDITIONAL INFORMATION - Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the ten-day waiting period.

      When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (for example, during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 661-4901.

      Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $1,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30-day period. Each share of each Fund are subject to a sale at any time if the Board of Trustees determines in its sole discretion that failure to sell may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust.

HOW TO EXCHANGE SHARES

      As a shareholder in any Fund, you may exchange shares valued at $1,000 or more for shares of any other Fund in the Analysts Investment Trust or for shares of the Cash Account Trust Fund, an unaffiliated money market fund. You may make an exchange by telephone or by written request.

      BY TELEPHONE - Shareholders may call the Fund to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Fund. Requests for exchanges received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time) will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

      An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares." An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

      Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

SHARE PRICE CALCULATION

      The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Stock Exchange is closed on weekends, Federal holidays and Good Friday. The net asset value per share of each Fund will fluctuate.

      Requests to purchase, exchange and redeem shares are processed at the NAV calculated after the transfer agent receives your order in the form described above in the applicable section. The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

DIVIDENDS AND DISTRIBUTIONS

      The Stock Fund, the internet.fund, and the Fixed Income intend to distribute substantially all of their net investment income as dividends to shareholders on a quarterly basis. Each Fund intends to distribute its capital gains once a year, at year-end.

      Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the transfer agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

      In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a long term capital gain distribution. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

         Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

      Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, the Funds will be required to withhold and remit to the IRS 31% of the dividends, distributions and sales proceeds payable to the shareholder. The Funds may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

MANAGEMENT OF THE FUNDS


      Equity Analysts Inc., 9200 Montgomery Road, Suite 13A, Cincinnati, Ohio 45242 ("EAI"), serves as investment adviser to the Funds. In this capacity, EAI is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio and managing the Funds' business affairs. EAI is a Cincinnati-based company that has been in business since 1984, is registered as an investment adviser with the Securities and Exchange Commission and a member of the National Association of Securities Dealers. EAI offers investment management services, mutual funds, variable insurance products, and financial analysis to a wide range of clients, including businesses, individuals, pension plans, and institutions. David Lee Manzler Jr., president of EAI, has been primarily responsible for the investment decisions and the day-to-day management of the Funds since August 23, 1993. Mr. Manzler has been an officer and a Director of the EAI since May, 1990. The management fees paid during the fiscal year ended July 31, 2000 by each Fund were: Stock Fund 2.00%; internet.fund 3.00%; and Fixed Income Fund 1.50%.


OTHER INFORMATION ABOUT INVESTMENTS


THE STOCK FUND Real estate stocks are common stocks or common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate.

         Natural resources stocks are common stocks or common stock equivalents of companies principally engaged in exploration, mining or processing of precious metals, minerals, commodities and fossil fuels. Natural resources stocks involve additional risk because of the price volatility of precious metals, minerals, commodities, and fossil fuels and the increased impact such volatility has on the market value of such stocks.

EACH FUND may invest up to 50% of the value of its assets in equity or fixed income securities of foreign issuers when these securities meet its standards of selection. The Funds may make such investments by purchasing American Depositary Receipts for foreign securities that are listed on an exchange in the United States or quoted in the domestic over-the-counter market. Foreign fixed income securities include debt obligations issued by foreign companies, foreign governments or international organizations.

         Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies.

         Investments in foreign securities may present certain risks, including those resulting from changes in restrictions on foreign currency transactions and rates of exchange, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Other risks associated with investments in foreign securities include less liquid markets, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investments in developing countries involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The market prices of these securities and the ability of the Funds to hold such securities could be affected by social, economic and political instability.

GENERAL From time to time, any Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives. The Funds may also invest in these securities for liquidity purposes.

         The investment objectives and strategies of any Fund may be changed without shareholder approval.

FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Berge & Company LTD, whose report, along with each Funds' financial statements, are included in the Funds' annual report, which is available upon request and without charge.


For the following fiscal years ended July 31:


         Beginning    Net      Net     Total     Distribution Distribution Total  NAV end   Total    Net Ratio  Ratio     Portfolio
           NAV $  Investment  Gains   Operations from         from    Distributi  on of    Return     Assets    of  of Net Turnover
                    Income $ (Losses)    $       Dividends   Capital     $        period $ % end of  Expenses Income         Rate %
                      (a)        $                $ (b)      Gains $                        period   to Avg            to Avg
                                                                                                    $millions  Net      Net
                                                                                                              Assets % Assets %
 STOCK FUND

2000       28.41    -0.05      2.35     2.30       0.00       4.56       4.56     26.15   14.21   9.64      2.00    -0.19     0.00
1999       24.99     0.02      3.56     3.58       0.16       0.00       0.16     28.41   14.36   8.97      2.00     0.08    89.30
1998       24.18     0.09      0.93     1.02       0.06       0.15       0.21     24.99   4.25    8.18      2.00     0.37     5.47
1997       18.28     0.32      6.06     6.38       0.35       0.13       0.48     24.18   35.47   6.39      2.00     1.54     5.11
1996       17.87     0.34      0.81     1.15       0.31       0.43       0.74     18.28   6.84    3.64      2.00     1.89     6.19


INTERNET.FUND

2000       9.86     -0.17      2.63     2.46       0.00       0.00       0.00     12.32   24.99   2.12      3.00    -1.32     1.36
1999       9.52     -0.04      0.38     0.34       0.00       0.00       0.00      9.86   14.77*  0.75      3.00    -1.68     0.00


    FIXED
 INCOME FUND

2000       13.24     0.78     -0.51     0.27       0.79       0.05       0.84     12.67   2.32    3.90      1.50     6.24    11.30
1999       14.27     0.78     -1.03     -0.25      0.78       0.00       0.78     13.24   -1.77   3.87      1.50     5.57     9.70
1998       14.43     0.80     -0.18     0.62       0.78       0.00       0.78     14.27   4.30    4.67      1.50     5.50     9.91
1997       13.62     0.79      0.78     1.57       0.76       0.00       0.76     14.43   12.05   4.03      1.50     5.63     0.97
1996       13.57     0.78      0.01     0.79       0.74       0.00       0.74     13.62   5.84    2.32      1.50     5.65    22.34



 *ANNUALIZED FOR THE PERIOD MAY 4, 1999 THROUGH JULY 31, 1999

INVESTMENT ADVISER
Equity Analysts Inc.
9200 Montgomery Road
Building D, Suite 13A
Cincinnati, Ohio 45242

CUSTODIAN
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

AUDITORS
Berge & Company LTD
20 West Ninth Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Brown Cummins & Brown Co., L.P.A.
3500 Carew Tower
441 Vine Street
Cincinnati, OH  45202

                              FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

         Call the Funds collect at 513-792-5400 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.


         You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at HTTP.//WWW.SEC.GOV, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.















Investment Company Act #811-7254

                            ANALYSTS INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                DECEMBER 1, 2000


                              *ANALYSTS STOCK FUND
                           *ANALYSTS FIXED INCOME FUND
                             *ANALYSTS INTERNET.FUND


      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Analysts Investment Trust dated December 1, 2000. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Trust at 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242 or by calling the Trust at (513) 984-3377.



                                TABLE OF CONTENTS
                                                                          PAGE

DESCRIPTION OF THE TRUST AND FUND.............................................

TRUSTEES AND OFFICERS.........................................................

ADDITIONAL INFORMATION ABOUT FUND INVESTEMENTS................................

INVESTMENT LIMITATIONS .......................................................

STATE RESTRICTIONS............................................................

THE INVESTMENT ADVISER........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................

DETERMINATION OF SHARE PRICE..................................................

INVESTMENT PERFORMANCE........................................................

CUSTODIAN AND TRANSFER AGENT..................................................

ACCOUNTANTS...................................................................

DISTRIBUTOR...................................................................

FINANCIAL STATEMENTS..........................................................

                        DESCRIPTION OF THE TRUST AND FUND


      Analysts Investment Trust (the "Trust") is a diversified, open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated May 28, 1993 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of three series have been authorized. The Analysts Stock Fund and Analysts Fixed Income Fund, were organized on May 28, 1993 and commenced operation on August 25, 1993. The Analysts internet.fund was organized on March 25, 1999 and commenced operation on May 4, 1999.

      The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series which each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of each Fund have equal voting rights and liquidations rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to do so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

      Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust. For example, if the Trustees determine that failure to redeem might have materially adverse tax consequences to all or any of the shareholders due to changes in tax laws, the Trustees may exercise their discretion to redeem shares.

      For other information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares," "How to Sell Shares" and "How to Exchange Shares" in the Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Share Price Calculation" in the Prospectus.

      As of October 31, 2000, no one owned five percent (5%) or more of the Stock Fund.

      As of October 31, 2000, the following owned five percent (5%) or more of the Fixed Income Fund: Perfection Petroleum Defined Benefit Plan, P.O. Box 33, Drake, KY - 5.73%.

      As of October 31, 2000, the following owned five percent (5%) or more of the internet.fund: Equity Analysts Inc., 9200 Montgomery Road, Suite 13A, Cincinnati, OH - 6.51%, Sagi Raju, 5355 Indian Heights, Cincinnati, OH - 5.91%.

      As of October 31, 2000, the Trustees and Officers as a group beneficially owned 8.04% of the Stock Fund, less than 1.00% of the Fixed Income Fund and 10.29% of the internet.fund.


                              TRUSTEES AND OFFICERS


      The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who may be an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


NAME                                          POSITION
----                                          --------

*David Lee Manzler, Jr.                       President, Treasurer and Trustee
Craig Hunt                                    Secretary
Walter E. Bowles, III                         Trustee
Robert W. Buechner                            Trustee
Chetan Damania                                Trustee
*James S. Todd                                Trustee


      The principal occupations of the executive officers and Trustees of the Trust during the past several years are set forth below:


         DAVID LEE MANZLER, JR., (year of birth: 1961), 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio is President and a Director of Equity Analysts Inc. He is also the President of Manzler Aviation, Inc. Prior to June 1990, he was a captain in the U.S. Marine Corps. Mr. Manzler is the son of David
L. Manzler, Sr.

         CRAIG HUNT, (year of birth: 1969), 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio is Secretary of Equity Analysts Inc. He is also a financial analyst for Equity Analysts Inc. and has been with the company since 1993. Prior to 1995, Mr. Hunt was a student at Purdue University.

         WALTER E. BOWLES, III, (year of birth: 1961), 6645 Miami Trails Drive, Loveland, Ohio has been President of Webco Environmental Management, Inc., an environmental consulting firm, since September 1993. Prior to April 1994, Mr. Bowles was a Business Environmental Engineer for James River Corp., a manufacturer of paper and paper products.

         ROBERT W. BUECHNER, (year of birth: 1947), 105 East Fourth Street, Suite 300, Cincinnati, Ohio is President of the law firm Buechner, Haffer, O'Connell, Meyers & Healey Co., L.P.A.

         CHETAN DAMANIA, (year of birth: 1962), 6830 Raven Court, Hamilton, Ohio has been an Engineer at Ethicon Endo-Surgery since November 1995.

         JAMES S. TODD, (year of birth: 1934), 44 Carpenters Ridge, Cincinnati, Ohio is Chairman of the Board of Cincinnati Steel Products, Inc. from September 1958 until the present.

         The compensation paid to the Trustees of the Trust for the fiscal year ended July 31, 2000 is set forth in the following table:


                                                                  TOTAL COMPENSATION FROM
                        AGGREGATE COMPENSATION FROM               TRUST (THE TRUST IS NOT
NAME                    TRUST(1)                                  IN A FUND COMPLEX)(1)
------------------------- -----------------------------------------------------------------


David Lee Manzler, Jr.            $0                                   $0
Walter E. Bowles, III             $400                                 $400
Robert W. Buechner                $400                                 $400
Chetan Damania2                   $200                                 $200
Anthony J. Schement3              $0                                   $0
James S. Todd                     $400                                 $400

(1)Trustee fees are Trust expenses. However, because the management agreement obligates the adviser to pay all of the operating expenses of the Trust (with limited exceptions), the adviser makes the actual payment.
(2) Not a Trustee during the fiscal year ended July 31, 2000
(3) Effective July 31, 1999, Mr. Schement is no longer a Trustee



                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

      This section contains additional information about some of the investments a Fund may make and some of the techniques it may use.

      A. EQUITY SECURITIES. Each Fund may invest in equity securities. Equity securities include common stock, common stock equivalents (such as rights and warrants) and investment companies which invest primarily in the above. Warrants are options to purchase common stock at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

      Real estate stocks are common stocks or common stock equivalents of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. No Fund will acquire any direct ownership of real estate.

      Gold and natural resources stocks are common stocks or common stock equivalents of companies principally engaged in exploration, mining or processing of gold or other precious metals and minerals. Gold and natural resources stocks involve additional risk because of the price volatility of gold and other precious metals and minerals and the increased impact such volatility has on the market value of such stocks.

      B. FOREIGN SECURITIES. The Stock Fund and the Fixed Income Fund may invest up to 50% of the value of its assets in equity or fixed income securities of foreign issuers when these securities meet its standards of selection. The Funds may make such investments either directly in, or by purchasing American Depositary Receipts for, foreign securities that are listed on an exchange in the United States or quoted in the domestic over-the-counter market. The Stock Fund and the Fixed Income Fund may also purchase securities of such issuers in foreign markets, either on foreign securities exchanges or in the over-the-counter markets. Foreign fixed income securities include debt obligations issued by foreign companies, foreign governments or international organizations. The internet.fund may invest up to 20% of its net assets in American Depositary Receipts. American Depositary Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer.

      Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies.

      Investments in foreign securities may present certain risks, including those resulting from changes in restrictions on foreign currency transactions and rates of exchange, future political and economic developments, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Other risks associated with investments in foreign securities include less liquid markets, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investments in developing countries involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The market prices of these securities and the ability of the Funds to hold such securities could be affected by social, economic and political instability.

      FOREIGN CURRENCY TRANSACTIONS - The Stock Fund and the Fixed Income Fund can purchase securities denominated in a foreign currency. When a Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a "spot" (I.E., cash) basis.

      In addition, the Fund may wish to lock in the U.S. dollar value of the transaction at or near the time of the purchase or sale at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the foreign security is denominated. Therefore, the Fund may enter into a forward foreign currency exchange contract. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This process is known as transaction hedging. Transaction hedging may protect the Fund from a possible loss, but will limit potential gains which might result from a positive change in the currency relationships.

      Some or all of a Fund's portfolio securities may be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between such foreign currencies and the U.S. dollar. When it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the U.S. dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This technique is known as portfolio hedging. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund may also employ forward foreign currency exchange contracts to hedge against an increase in the value of the currency in which the securities the Fund intends to buy are denominated.

      A Fund may also hedge its foreign currency exchange rate risk by engaging in currency futures contracts and options transactions described above. Neither Fund will engage in foreign currency transactions for speculative purposes.

      C. FIXED INCOME SECURITIES. The Stock Fund and the Fixed Income Fund may invest in fixed income securities. Fixed income securities include debt securities of domestic and foreign corporations, U.S. government securities, securities of foreign governments, adjustable rate preferred stock, mortgage-related securities, repurchase agreements, municipal obligations, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities, as well as investment companies which invest primarily in the above. Preferred stock and certain common stock equivalents such as convertible bonds and debentures may also be considered to be fixed income securities. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms.

      Fixed income securities are generally considered to be interest rate sensitive, which means that their value will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. Each Fund may invest in fixed income securities of any maturity and will make maturity decisions based upon the adviser's analysis of market conditions.

      SECURITIES RATINGS - The adviser considers debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities may have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the adviser will dispose of the security as soon as practicable (depending on market conditions) unless the adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. Neither Fund will invest more than 5% of the value of its net assets in securities that are below investment grade. In addition, neither Fund will invest in securities rated lower than B by S&P or Moody's. If a particular fixed income security is unrated, the adviser will generally look to the rating of other debt of the issuer, if a rating is available.

      U.S. GOVERNMENT SECURITIES - U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

      Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

      The Stock Fund and the Fixed Income Fund may invest in U.S. government obligations and related participation interests. In addition, each Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. government.

      ADJUSTABLE RATE PREFERRED STOCKS - Adjustable rate preferred stocks have a variable dividend which, rather than being set for the life of an issue, generally is determined quarterly according to a formula based upon a specified premium to, or discount from, the yield on certain U.S. Treasury securities. The market value of these stocks should therefore be less sensitive to interest rate fluctuations than those of other fixed income securities and preferred stocks. They may also have conversion, exchange or other additional features which are designed to enhance stability of principal. Nevertheless, the market value of an adjustable rate preferred stock can be expected to fluctuate with, among other factors, changes in interest rates generally or the creditworthiness of the issuer.

      CORPORATE DEBT SECURITIES - Corporate debt securities are bonds or notes issued by corporation and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

      The Stock Fund and the Fixed Income Fund may invest in fixed income securities rated B or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. (Moody's), or if unrated, determined by the adviser to be comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower rated securities generally responds to short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

      The prices for these securities may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated securities. The market for lower rated securities may be less liquid than the market for higher rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher rated securities, and it also may be more difficult during certain adverse market conditions to sell lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

      If the rating of a security by S&P or Moody's drops below investment grade, the adviser will dispose of the security as soon as practicable (depending on market conditions) unless the adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Funds and will attempt to minimize investment risk through diversification, investment analysis and monitoring of general economic conditions and trends. While the adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality. Neither Fund will invest more than 5% of the value of its net assets insecurities that are below investment grade.

      MUNICIPAL SECURITIES - Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Tax exempt notes generally are used to provide short term capital needs and generally have maturities of one year or less. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes.

      The two principal classifications of municipal securities are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest. Neither Fund will invest more than 5% of its net assets in municipal securities.

      ZERO COUPON AND PAY-IN-KIND BONDS - The Stock Fund and the Fixed Income Fund may invest in "zero coupon" and "pay-in-kind" bonds. Corporate debt securities and municipal securities include zero coupon bond and pay-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its opinion, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow any issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. Neither Fund will invest more than 5% of its net assets in zero coupon bonds or pay-in-kind bonds.

      FINANCIAL SERVICE INDUSTRY OBLIGATIONS - Financial service industry obligations include, among others, the following:


         (1) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time ( usually from fourteen days to one year) at a stated or variable interest rate.

         (2) TIME DEPOSITS. Time Deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

         (3) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

      MORTGAGE-RELATED SECURITIES - Mortgage-related securities include securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations, such as dealers. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

      Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) and multi-class pass-throughs. CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. CMOs, REMICs and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government (such as the Federal Home Loan Mortgage Corporation) or by private organizations.

      CMOs are issued with a variety of classes or "tranches," which have different maturities and are often retired in sequence. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These "floating rate CMOs," typically are issued with lifetime "caps" on their coupon rate, which means that there is a ceiling beyond which the coupon rate may not be increased. The yield of some floating rate CMOs varies in excess of the change in the index, which would cause the value of such CMOs to fluctuate significantly once rates reach the cap.

      REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with other CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.


      Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. In addition, in the event of a bankruptcy or other default of a broker who issued a CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. Each Fund may invest not more than 5% of its net assets in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO. Some "stripped" CMOs, known as "inverse floaters," have coupon rates which are set periodically at a rate inverse to the index rate.


      The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

      ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES - The Stock Fund and the Fixed Income Fund are permitted to invest in asset-backed and receivable-backed securities. Several types of asset-backed and receivable-backed securities are available to investors, including CARssm(Certificates for Automobile Receivablessm) and interests in pools of credit card receivables. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments or principal and interest are passed through to certificateholders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed and receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the requirement payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments, which shorten, the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments; if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. Neither Fund will invest more then 5% if its net assets in asset-backed or receivable-backed securities.

      FLOATING AND VARIABLE RATE OBLIGATIONS - The Stock Fund and the Fixed Income Fund may invest in floating and variable rate obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

      A Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees.

      D. REPURCHASE AGREEMENTS. A repurchase agreement is a short-term investment in which the purchaser (I.E., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, both Funds intend to enter into repurchase agreements only with Firstar Bank, N.A. (formerly Star Bank, N.A.) (the Trust's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the adviser (subject to review by the Board of Trustees) to be creditworthy. The adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.


      E. FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS. The Stock Fund and the Fixed Income Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio security by a Fund to member banks of the Federal Reserve System or recognized securities dealers, concurrently with a agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Fund's objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction. Generally, the use of reverse repurchase agreements should reduce portfolio turnover and increase yield. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. Reverse repurchase agreements constitute a borrowing by a Fund and will not represent more than 5% of the net assets of either Fund.

      Each Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

      Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, I.E., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

      With respect to 75% of the total assets of each Fund, the value of the Fund's commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, each Fund will maintain an asset coverage of 300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund's total assets which may be committed to such purchases or repurchases.

      F. LOAN PARTICIPATION INTERESTS. The Stock Fund and the Fixed Income Fund may invest in loan participation interests. Loan participation interests are interests in debt obligations (such as corporate loans) that are owned by banks or other financial institutions. Loan participation interests are subject to the credit risks generally associated with the corporate borrower; however, certain loan participation interests may be backed by irrevocable letters of credit or a guarantee of the bank or financial institution. In the event of a default by the corporate borrower, a Fund may be required to assert its rights through the financial intermediary which may subject the Fund to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, the Fund may also be subject to the risk that the financial intermediary may become insolvent. Neither Fund will invest more than 5% of its net assets at the time of purchase in loan participation interests.

      G. ILLIQUID SECURITIES. The portfolio of each Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, stripped CMOs, CMOs for which there is no established market, restricted securities, and mortgage-related securities which cannot be disposed of within seven days in the usual course of business without taking a reduced price. The adviser and the Trustees will continually monitor the secondary markets for mortgage-related securities and are responsible for making the determination of which securities are considered to be illiquid. No Fund will invest more then 5% of its net assets in illiquid securities.

      H. INVESTMENT COMPANIES. Each Fund is permitted to invest in other investment companies. Other investment companies offer diversification that may not be attainable otherwise. For example, investment in another investment company could enhance the Fund's diversification among issuers of foreign securities, fixed income securities or in a particular industry sector. A Fund will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees. Investment by the Fund in CMOs and foreign banks that are deemed to be investment companies under the Investment Company Act of 1940 will be included in the limitation on investments in other investment companies.

      I. RESTRICTED SECURITIES. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

      J. OPTION TRANSACTIONS. Each Fund may engage in option transactions involving equity securities, debt securities, futures contracts, stock indexes and foreign currencies. An option involves either (a) the right or the obligation to buy or sell a specific instrument or currency at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on equity securities, debt securities, futures contracts, stock indexes and foreign currencies. The purchaser of the option on an equity security, debt security, futures contract or foreign currency pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security, futures contract or currency. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options which each Fund sells (writes) will be covered or secured, which means that it will own the underlying security, futures contracts or currency in the case of a call option and that the Fund will segregate with the Trust's Custodian liquid assets sufficient to purchase the underlying security, futures contracts or currency in the case of a put option. Each Fund will also segregate and maintain with the Custodian liquid assets equal to the market value of each put option sold (written) by the Fund on a stock index. In addition, when a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the Custodian.

      The purchase and writing of options involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security or instrument to a greater extent than if transactions were effected in the security or instrument directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security or instrument decline. When a Fund writes a secured put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written or that a liquid secondary market will exist for any particular option at a specific time. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

      K. HEDGING TRANSACTIONS. Each Fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. The objective of the hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security by acquiring the right or option to purchase or to sell a fixed amount of the security for a future date. For example, in order to hedge against an anticipated rise in interest rates that might cause the value of a Fund's portfolio securities to decline, the Fund might sell interest rate futures contracts. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the interest futures position. Alternatively, an interest rate futures contract may be purchased when a Fund anticipates the future purchase of a security but expects the rate of return then available in the securities market to be less favorable than rates currently available in the futures markets.

      There is no assurance that the objective of the hedging program will be achieved, since the success of the program will depend on the adviser's ability to predict the future direction of the relevant currency, stock index, futures contract or interest rates and incorrect predictions by the adviser may have adverse effect on the Funds. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks. The adviser is registered as a Commodity Trading Adviser with the Commodity Futures Trading Commission, is a member of the National Futures Association and has prior experience in the use of options, futures contracts and options on futures contracts.

      The hedging strategy involves the use of one or more techniques, including buying and selling options (described above), futures contracts and options on such futures contracts. A futures contract is a binding contractual commitment which involves either (a) the delivery and payment for a specified amount of securities or currency at a price agreed upon at the time the contract is entered into but with actual delivery made during a specified period in the future, or (b) the payment or receipt of payments representing, respectively, the loss or gain of a specified group of stocks or market index. The securities or currency underlying the contract may be government or corporate bonds (an interest rate futures contract), foreign currency (a foreign currency futures contract), or a group of stocks such as a popular market index (a stock index futures contract). Interest rate futures contracts are currently available in standardized amounts on government obligations (such as Treasury bills, notes and bonds), Government National Mortgage Association certificates, corporate bonds, domestic certificates of deposit and Eurodollar certificates of deposit. It is expected that other financial instruments will at later dates be subject to other futures contracts. As new futures contracts are developed and offered to investors, the Advisor will, consistent with each Fund's investment objectives and policies, consider making investments in such new futures contracts. Ordinarily a Fund would enter into interest rate futures contracts to hedge its investments in fixed income securities such as preferred stocks and money market obligations, stock index futures contracts to hedge its investments in common stocks and foreign currency futures contracts to hedge currency risks associated with investments in foreign securities.

      Futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission and analogous foreign regulatory agencies. Each Fund will be subject to any limitations imposed by the exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although most futures contracts call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that either Fund will be able to close out a particular futures contract.

      A hedging strategy involving options and futures contracts entails some risks. For example, the total premium paid for an option on a futures contract may be lost if a Fund does not exercise the option or the writer does not perform his obligations. It is also possible that the futures contracts selected by a Fund will not follow the price movement of the underlying securities or stock index. If this occurs, the hedging strategy may not be successful. Further, if a Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the market index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular option or futures contract at any specific time.

      Each Fund will incur transactional costs in connection with the hedging program. When a Fund purchases or sells a futures contract, an amount of cash and liquid assets will be deposited in a segregated account with the Trust's Custodian to guarantee performance of the futures contract. The amount of such deposits will depend upon the requirements of each exchange and broker and will vary with each futures contract. Because open futures contract positions are marked to market and gains and losses are settled on a daily basis, a Fund may be required to deposit additional funds in such a segregated account if it had incurred a net loss on its open futures positions on any day.

      The Trust has filed a supplemental notice of eligibility with the Commodity Futures Trading Commission ("CFTC") to claim relief from regulation as a commodity "pool" within the meaning of the CFTC's regulations. In its filing, the Trust has represented that each Fund's transactions in futures and options on futures contracts will constitute bona fide hedging transactions within the meaning of such regulations and that each Fund will enter into commitments which require as deposits for initial margin for futures contracts or premiums for options on futures contracts of no more than 5% of the fair market value of its assets.

      L. LOANS OF PORTFOLIO SECURITIES. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the adviser in response to requests of broker-dealers or institutional investors which the adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's total assets.

      M. SHORT SALES. Each Fund may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

      In connection with its short sales, a Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is limited.

                             INVESTMENT LIMITATIONS


      FUNDAMENTAL - The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or applicable series) present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. BORROWING MONEY. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when borrowing is made. The limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

         3. UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

      5. COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. LOANS. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. CONCENTRATION. Neither the Stock Fund nor the Fixed Income Fund will invest 25% or more of its assets in a particular industry. The internet.fund will not invest 25% or more of its assets in a particular industry, except that the internet.fund will invest more than 25% of its assets in the Internet industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such a merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      NON-FUNDAMENTAL - The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

      I. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      II. MARGIN PURCHASES. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         III. OPTIONS. The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and the Statement of Additional Information.

         IV. ILLIQUID INVESTMENTS. No Fund will invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

                               STATE RESTRICTIONS


      To comply with the current blue sky regulations of the State of Ohio, the Analysts Stock Fund and the Analysts Fixed Income Fund presently intend to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval.

      Each Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Trust or of the adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. Each Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Each Fund will not borrow (other than by entering into reserve repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets. In addition, each Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. Each Fund will not invest more than 15% of its total assets in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more then 10% of the voting securities of any issuer to be held by the Fund. Neither Fund will purchase securities of an issuer if, as to 50% of the Fund's total assets, the purchase at the time thereof would cause more than 25% of the Fund's total assets to be invested in the securities of any one issuer and, as to the remaining 50% of the Fund's assets, the purchase at the time thereof would cause more than 25% of the Fund's total assets to be invested in the securities of any one issuer. This limitation does not apply to obligations of the United States government or its agencies or instrumentalities.

                             THE INVESTMENT ADVISER


         The Trust's investment adviser is Equity Analyst Inc., 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242 (the "Adviser"). David Lee Manzler, Jr. may be deemed to be a controlling person and affiliate of the Adviser due to his ownership of its shares and his position as officer and director of the Adviser. Mr. Manzler, because of his affiliation, may receive benefits from the management fees paid to the Adviser.


      Under the terms of the management (the "Agreement"), the Adviser manages the Funds' investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. As compensation For the Adviser's management services and agreement to pay the Fund's expenses, Analysts Stock Fund is obligated to pay the Adviser's fee computed and accrued daily and paid monthly at an annual rate of 2.00% of the average daily net assets of the Fund up to and including $20,000,000, 1.75% of such assets from $20,000,000 to and including $40,000,000, 1.5% of such assets from $40,000,000 to and including $100,000,000 and 0.75% of such assets in excess of $100,000,000. As compensation for the Adviser's management services and agreement to pay the Fund's expenses, Analysts Fixed Income Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.5% of the average daily net assets of the Fund up to and including $20,000,000, 1.25% of such assets from $20,000,000 to and including $40,000,000, 1.00% of such assets from $40,000,000 to and including $100,000,000 and 0.75% of such assets in excess of $100,000,000. As compensation for the Adviser's management services and agreement to pay the Fund's expenses, Analysts internet.fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 3.00% of the average daily net assets of the Fund up to and including $20,000,000, 2.75% of such assets from $20,000,000 to and including $40,000,000, 2.50% of such assets from $40,000,000 to and including $100,000,000 and 2.25% of such assets in excess of $100,000,000.


      For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, the Analyst Stock Fund paid advisory fees of $191,408, $169,539 and $144,760 to the Adviser, respectively.

      For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, the Analyst Fixed Income Fund paid advisory fees of $57,231, $68,193 and $66,346 to the Adviser, respectively.

      For the fiscal year ended July 31, 2000 and the period May 4, 1999 (commencement of operations) through July 31, 1999, the Analysts internet.fund paid advisory fees of $47,097 and $3,586 to the Adviser, respectively.

      The Adviser retains the right to use the name "Analysts" in connection with another investment company or business enterprise with which the Adviser is or may become associated, the Trust's right to use the name "Analysts" automatically ceases thirty days after termination of the Agreement and may be withdrawn by the Adviser on thirty days notice.

         Equity Analysts Inc. is also the exclusive underwriter for the distribution of shares of the Funds. Equity Analysts Inc. is obligated to sell shares of each Fund on a best efforts basis for no compensation. Shares of each Fund are offered to the public on a continuous basis.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commissions rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practices of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a favor in the selection of brokers and dealers to execute portfolio transactions.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analysis, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts and all such services may not be used by the Adviser in connection with the Trust. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Agreement.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

      To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made random client selection.


      For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, the Analysts Stock Fund paid brokerage commissions of $348, $19,733 and $3,202, respectively.

      For the fiscal years ended July 31, 2000, July 31, 1999 and July 31, 1998, the Analysts Fixed Income Fund paid brokerage commissions of $912, $1,384 and $2,269, respectively.

      For the fiscal year ended July 31, 2000 and the period May 4, 1999 (commencement of operations) through July 31, 1999, the Analysts internet.fund paid brokerage commissions of $1,449 and $3,285, respectively.

      The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.


                          DETERMINATION OF SHARE PRICE

      The prices (net asset values) of the shares of each Fund is determined as of the close of trading of the New York Stock Exchange (4:00P.M., Eastern time) on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price, except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.

      Fixed income securities (including mortgage-related securities and asset-backed and receivable-backed securities) may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Corporate bonds, mortgage-related securities and asset-backed and receivable-backed securities are valued using the Adviser's proprietary bond pricing model, which has been approved by the Board's Trustees. When market quotations, pricing service prices or prices from the Adviser's bond pricing model are not readily available, when the Adviser determines a proposed price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.


      For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of a Fund, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

      Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. Trading of these securities may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a Fund's share price is not calculated. Therefore, the value of the portfolio of a Fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

      The calculation of the share price of a Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

                             INVESTMENT PERFORMANCE


      Each Fund may periodically advertise "average annual total returns." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of a return that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                   P(1+T)n=ERV

Where:            P = a hypothetical $1,000 initial investment
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

      A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd+1)6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


      Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principals and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Analysts Fixed Income Fund's yield for the one month period ended July 31, 2000 was 1.68%.

         A Fund's investment performance will vary depending upon the market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time period used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

      From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general or the fixed income securities market in general. Analysts Stock Fund will use the Standards & Poor's 500 Stock Index and the Dow Jones Industrial Average. Analysts Fixed Income Fund will use the Shearson Lehman Intermediate Government/Corporate Bond Index. The Shearson Lehman Intermediate Government/Corporate Bond Index measures the price, income and total return of a group of fixed income securities maturing in one to ten years. It contains all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly traded debt of agencies of the U.S. Government, quasi-federal corporations and corporate debt guaranteed by the U.S. Government, and all public, fixed rate, non-convertible, investment grade, domestic corporate debt. The Index does not include mortgage-backed securities or collateralized mortgage obligations. The investment performance figures for the Funds and the indices will include reinvestment of dividends and capital gains distributions.

      In addition, the performance of either Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used.


      ANALYSTS STOCK FUND. The average annual total returns of the Stock Fund for the fiscal year ended July 31, 2000, for the five year period ended July 31, 2000 and for the period August 25, 1993 (commencement of operations) through July 31, 2000 were 14.21%, 14.53% and 14.06%, respectively.

      ANALYSTS FIXED INCOME FUND. The average annual total returns of the Fixed Income Fund for the year ended July 31, 2000, for the five year period ended July 31, 2000 and for the period August 25,1993 (commencement of operations) through July 31, 2000 were 2.32%, 4.45% and 3.39%, respectively.

      ANALYSTS INTERNET.FUND. The average annual total returns of the internet.fund for the fiscal year ended July 31, 2000 and for the period May 4,1999 (commencement of operations) through July 31, 2000 were 24.99% and 22.96%, respectively.

                          CUSTODIAN AND TRANSFER AGENT

      Firstar Bank, N.A., 432 Walnut Street, Cincinnati, Ohio is Custodian of the Funds' investments. The Custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties. The Trust acts as each Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend distribution disbursing agent and performs other accounting and shareholder service functions.

                                   ACCOUNTANTS


      The firm of Berge and Company LTD, 20 West Ninth Street, Cincinnati, Ohio 45202, has been selected as independent public accountants for the Trust for the fiscal year ending July 31, 2001.

                                   DISTRIBUTOR


         The Adviser is the exclusive agent for distribution of shares of the Fund. As distributor, the Adviser is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Adviser receives no fees for its services as distributor.


                              FINANCIAL STATEMENTS


      The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the period ended July 31, 2000. The Funds will provide the Annual Report without charge at written request or request by telephone.

                            ANALYSTS INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

ITEM 23. EXHIBITS


(a)      Articles of Incorporation.

                  (i)Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

                  (ii) Copy of Amendment No. 1 to Registrant's Declaration of Trust is filed herewith.


(b) By-laws. Copy of Registrant's By-laws, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.


(c) Instruments Defining Rights of Security Holders. None, other than in the Declaration of Trust, as amended, and By-laws of the Registrant.


(d)      Investment Advisory Contracts.

                  (i) Copy of Registrant's Management Agreement with its Adviser, Equity Analysts Inc., for the Analysts Stock Fund and the Analysts Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

                  (ii) Copy of Registrant's Management Agreement for the Analysts internet.fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9, is hereby incorporated by reference.


(e)      Underwriting Contracts.


                  (i) Copy of Registrant's Underwriting Agreement with Equity Analysts Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.


                  (ii) Copy of Amendment to Registrant's Underwriting Agreement with Equity Analysts Inc. is filed herewith.

(f)      Bonus or Profit Sharing Contracts.  None.


(g) Custodian Agreements. Copy of Registrant's Custody Agreement with the Custodian, Firstar Bank, N.A. (formerly Star Bank, N.A.), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

(h)      Other Material Contracts - None.

(i)      Legal Opinion.

                  (i) Opinion of Brown, Cummins & Brown Co., L.P.A., which was filed with Registrant's Form 24F-2 for the fiscal year ended July 31, 1997, is hereby incorporated by reference.

                  (ii) Consent of Brown, Cummins & Brown Co., L.P.A. is filed herewith.

(j)      Other Opinions. Consent of Berge and Company LTD. is filed herewith.

(k)      Omitted Financial Statements. Financial Statements Omitted from Item 23
         - None.

(l) Initial Capital Agreements. Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

(m)      Rule 12b-1 Plan - None.

(n)      Rule 18f-3 Plan - None.


(o)      Reserved.

(p) Codes of Ethics. Code of Ethics of Registrant and Equity Analysts Inc. (the Registrant's adviser and underwriter) is filed herewith.


(q)      Powers of Attorney.

                  (i) Power of Attorney for Registrant and Certificate with respect thereto, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, are hereby incorporated by reference.

                  (ii) Powers of Attorney for Trustees and officers of Registrant, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 7, are hereby incorporated by reference.


                  (iii) Power of Attorney for James S. Todd, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 10, is hereby incorporated by reference.

                  (iv) Power of Attorney for Chetan Damania is filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT
-------- -----------------------------------------------------------------

                  None

ITEM 25. INDEMNIFICATION

                  (a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

                                    SECTION 6.4 INDEMNIFICATION OF TRUSTEES,
                           OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                                    SECTION 6.5 ADVANCES OF EXPENSES. The Trust
                           shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                                    SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE,
                           ETC. The right of indemnification provided by this
                           Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                           The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                  (b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and its Adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of Analysts Investment Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         A. Equity Analysts Inc. ("Equity Analysts") is a registered investment adviser and broker-dealer. Prior to January 1, 1993, it also provided pension administration.

                  (1) Equity Analysts has engaged in no other business during the past two fiscal years.

                  (2) Information with respect to each officer and director of Equity Analysts is incorporated by reference to Schedule D of Form ADV filed by it under the Investment Advisers Act (File No. 801-26086).

ITEM 27. PRINCIPAL UNDERWRITERS

                  (a) Equity Analysts Inc. acts as underwriter only for Analysts Investment Trust.


                  (b)

                           POSITION WITH              POSITION WITH
      NAME                 UNDERWRITER                REGISTRANT

David Lee Manzler, Jr.   President,                   President, Treasurer
                         Secretary and Director       and Trustee

Bernard J. McEvoy        Director                     None

Lawrence Tolliver        Director                     None


                  The address of all of the above-named persons is 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio 45242.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

                  Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio 45242 or by Firstar Bank, N.A., the Registrant's Custodian at 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 29. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
-------- -------------------------------------------------

                  None.

ITEM 30. UNDERTAKINGS

                  The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 28th day of November, 2000.

                                                ANALYSTS INVESTMENT TRUST


                                       By: /s/ DONALD S. MENDELSOHN
                                           ---------------------------
                                                Donald S. Mendelsohn,
                                                Attorney-in-Fact


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                                       *By: /s/ DONALD S. MENDELSOHN
                                            ---------------------------
                                                Donald S. Mendelsohn
                                                Attorney-in-Fact

David Lee Manzler, Jr.*    President,                       November 28, 2000
                           Treasurer and
                           Trustee


Walter E. Bowles, III      Trustee

Robert W. Buechner*        Trustee

Chetan Damania*            Trustee

James S. Todd*             Trustee

                                  EXHIBIT INDEX


1.       Amendment to Declaration of Trust.........................EX-99.23.a.ii

2.       Amendment to Underwriting Agreement.......................EX-99.23.e.ii

3.       Consent of Brown, Cummins & Brown Co., L.P.A..............EX-99.23.i.ii

4.       Consent of Berge and Company LTD.............................EX-99.23.j

5.       Code of Ethics...............................................EX-99.23.p

6.       Power of Attorney.........................................EX-99.23.q.iv